SUPPLEMENT DATED JUNE 18, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2007

                          JNLNY(R) VARIABLE FUND I LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

ON PAGE 19, IN THE SUB-SECTION ENTITLED "MANAGER COMPENSATION" PLEASE ADD THE FOLLOWING PARAGRAPH IMMEDIATELY BEFORE THE FIRST FULL PARAGRAPH:

     Managers will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, Managers will not receive the "per diem" fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.


This Supplement is dated June 18, 2007.


(To be used with NV5640 5/07.)
                                                                    NV6155 6/07